UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         AUGUST 15, 2006
                                                --------------------------------

                                 ISLANDS BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                 SOUTH CAROLINA
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                 (State or Other Jurisdiction of Incorporation)

               000-29267                                  57-1082388
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       (Commission File Number)               (IRS Employer Identification No.)

 2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA             29902
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (843) 521-1968
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.  Entry  into  a  Material  Definitive  Agreement.
             -----------------------------------------------

     On August 16, 2006, Islands Bancorp ("Islands") announced that it had entered into a definitive Agreement and Plan of Merger dated as of August 15, 2006 (the "Merger Agreement") with Ameris Bancorp, a Georgia corporation ("Islands"), pursuant to which, among other things, Islands will merge with and into Ameris, and Islands Community Bank, N.A., a national banking association and wholly-owned subsidiary of Islands (the "Bank"), shall thereupon become a wholly-owned subsidiary of Ameris (the "Merger"). The Merger Agreement provides that, simultaneously with the consummation of the Merger, the Bank will merge with and into Ameris's lead banking subsidiary, American Banking Company.

     As a result of the Merger, the common stock, no par value per share, of Islands (the "Islands Common Stock") that is outstanding at the effective time of the Merger shall be converted into the right to receive merger consideration equal to $22.50 per share, provided that the tangible capital of Islands is at least $6,150,000 as of the date that is two days prior to the closing date of the Merger. If the tangible capital of Islands as of such date is less than $6,150,000 but at least $6,000,000, then the merger consideration payable to the shareholders of Islands will be equal to $22.25 per share.

     Holders of Islands Common Stock may elect to receive their share of the merger consideration in cash (the "Cash Consideration"), shares (the "Stock Consideration") of the common stock, $1.00 par value per share, of Ameris (the "Ameris Common Stock") or a combination of Cash Consideration and Stock Consideration; provided, however, that shares of Islands Common Stock for which
                --------  -------
Cash Consideration is paid shall equal 25% of the total shares of Islands Common Stock converted and that shares of Islands Common Stock for which Stock Consideration is issued shall equal 75% of the total shares of Islands Common Stock converted. The number of shares of Ameris Common Stock to which holders of Islands Common Stock may be entitled as Stock Consideration will be determined based upon the average of the daily closing price per share of Ameris Common Stock for each of the ten (10) consecutive trading days ending on (and including) the trading day that occurs two (2) trading days prior to (and not including) the closing date of the Merger (the "Average Market Price"). If the Average Market Price as so calculated is greater than $28.00, then the Average Market Price shall be deemed to be $28.00. If the Average Market Price as so calculated is less than $21.00, then the Board of Directors of either party may terminate the Merger Agreement unless the parties agree that Ameris will issue additional shares of Ameris Common Stock and/or pay additional cash to holders of Islands Common Stock, such that, as a result thereof, the holders of Islands Common Stock would receive Merger Consideration having an aggregate value equal to $22.50 per share or $22.25 per share, as the case may be.

     Solely to facilitate the merger negotiations with Ameris, Islands entered into a Settlement Agreement and Release with William B. Gossett, its former chief executive officer. The settlement agreement is conditioned upon the consummation of the Merger, provides for the payment of $295,000 to Mr. Gossett plus approximately $19,000 for his attorney's fees, and contains mutual releases. The facts giving rise to the settlement agreement were previously disclosed in Islands' Quarterly Reports of Form 10-QSB for the periods ended March 31 and June 30, 2006.

     The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The consummation of the Merger is subject to (i) the approval of the Board of Governors of the Federal Reserve and the Georgia Department of Banking and Finance, (ii) the approval of the shareholders of Islands, (iii) Islands' tangible capital being at least $6,000,000 as of the date that is two days prior to closing and (iv) the satisfaction or waiver of other customary closing conditions.

     In connection with the execution of the Merger Agreement, each member of the Board of Directors of Islands, as shareholders of Islands who own in the aggregate 34% of the issued and outstanding shares of Islands Common Stock, executed and delivered to Ameris a Shareholder Voting Agreement that included an irrevocable proxy pursuant to which, among other things, each such director agreed to vote his or her shares of Islands Common Stock in favor of the Merger.

     The foregoing description of the Merger, the Merger Agreement and the Shareholder Voting Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto and incorporated herein by this reference, and the Shareholder Voting Agreement, a form of which is set forth as Exhibit 7.14 to the Merger Agreement.

     Ameris and Islands intend to file with the SEC a Registration Statement on Form S-4, which will contain the prospectus of Ameris relating to the shares of Ameris Common Stock to be issued in the Merger and the proxy statement of Islands seeking the approval of its shareholders to the Merger and the Merger Agreement, as well as other relevant documents concerning the Merger. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors will be able to obtain the Form S-4 Registration Statement, including the exhibits filed therewith, free of charge at the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by Islands will be available free of charge by directing a request by telephone or mail to Islands Bancorp, 2348 Boundary Street, Beaufort, South Carolina 29902. Islands' telephone number is (843) 521-1968. Documents filed with the SEC by Ameris will be available free of charge by directing a request by telephone or mail to Ameris Bancorp, 24 2nd Avenue, S.E., Moultrie, Georgia 31768, attention Corporate Secretary. Ameris's telephone number is (229) 890-1111.

     Islands and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the Merger. Information about such directors and executive officers and their ownership of Islands Common Stock is set forth in Islands' proxy statement for its 2006 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item  8.01.  Other  Events.
             -------------

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release issued by Islands on August 16, 2006, announcing the signing of the Merger Agreement.

Item  9.01.  Financial  Statements  and  Exhibits.
             ------------------------------------

     (d)  Exhibits.
          --------

          2.1 Agreement and Plan of Merger by and among Ameris Bancorp, Islands Bancorp, Islands Community Bank, N.A. and American Banking Company

          99.1 Press  Release  dated  August  16,  2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ISLANDS BANCORP


                                        By:  /s/ John R. Perrill
                                           -------------------------------------

                                        Name:  John R. Perrill
                                             -----------------------------------

                                         Title:  Acting Chief Executive Officer
                                               ---------------------------------


Dated:  August  16,  2006

                                  EXHIBIT INDEX
                                  -------------


    2.1 Agreement and Plan of Merger by and among Ameris Bancorp, Islands Bancorp, Islands Community Bank, N.A. and American Banking Company

    99.1  Press  Release  dated  August  16,  2006.